                                                                    Exhibit 10.5

                                PLEDGE AMENDMENT
                                ----------------


                  This Pledge Amendment dated October 31, 2000 is delivered pursuant to SECTION 6(D) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to that certain Pledge Agreement dated May 25, 1996 by the undersigned, as Pledgor, to General Electric Capital Corporation, individually and as Agent for the Lenders, and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.


----------------------------- -------------------------------------- ------------- -------------- ----------
          NAME AND                                                      CLASS       CERTIFICATE     NUMBER
     ADDRESS OF PLEDGOR                      ISSUER                    OF STOCK      NUMBER(S)     OF SHARES
----------------------------- -------------------------------------- ------------- -------------- ----------
River Hills Wilsons, Inc.     WWT, Inc.                              Common        No. 1          100

7401 Boone Avenue North,
Brooklyn Park, MN 55428
----------------------------- -------------------------------------- ------------- -------------- ----------



                                       RIVER HILLS WILSONS, INC.


                                       By: /s/ DANIEL R. THORSON
                                           -------------------------------------
                                       Name: DANIEL R. THORSON
                                             -----------------------------------
                                       Title: TREASURER
                                              ----------------------------------



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